                          SEE LEGEND ON REVERSE SIDE                EXHIBIT 4.1

COMMON STOCK

  NUMBER                                                                SHARES
AC
   -------                                                             -------
                             ANIKA RESEARCH, INC.
       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
THIS CERTIFIES THAT                                            CUSIP 035255 10 8


Is the owner of
--------------------------------------------------------------------------------
 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                             ANIKA RESEARCH, INC.
                   NAME CHANGED TO ANIKA THERAPEUTICS, INC.

                             CERTIFICATE OF STOCK
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares of Common Stock represented hereby are received and are subject to the laws of the Commonwealth of Massachussets and to the Articles of Organization and the Bylaws of the Corporation all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimle of its corporate seal to be hereunto affixed.

Dated                                                       ANIKA RESEARCH, INC.

/s/ Sean Moran              [SEAL APPEARS HERE]            /s/ David A. Swann

   TREASURER                ANIKA RESEARCH, INC.           CHAIRMAN OF THE BOARD
                                 SEAL 1992
                              COMMONWEALTH OF
                               MASSACHUSETTS


COUNTERSIGNED AND REGISTERED:
  CONTINENTIAL STOCK TRANSFER & TRUST COMPANY
      (Jersey City, NJ)
  TRANSFER AGENT AND REGISTRAR
BY
                                                       AUTHORIZED OFFICER

                             ANIKA RESEARCH, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common             UNIF GIFT MIN ACT --          Custodian
TEN ENT  -- as tenants by the entireties                          ________           _________
JT TEN   -- as joint tenants with right of                         (Cust)             (Minor)
            survivorship and not as tenants                       under Uniform Gifts to Minors
            in common                                             Act
COM PROP -- as community property                                    _______________________
                                                                            (State)



Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer
                   _______________________
unto
____________________________________________________________________________

_____________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated                   19
      _________________   __


                                          --------------------------------------
                                                Signature of record holder

                                          NOTICE: THE SIGNATURE OF THIS
                                          ASSIGNMENT MUST CORRESPOND WITH THE
                                          NAME AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER.


SIGNATURE(S) GUARANTEED:
                        ______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.